Exhibit 10.6

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Yu Dunde (with his domicile at *** and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Yu Dunde, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	acting as the Attorney-in-fact to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Articles of Association of Nanjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Yu Dunde
By:	/s/ Yu Dunde
Date:	January 24, 2014

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Yan Haifeng (with his domicile at ***, and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Yan Haifeng, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Article of Association of Nanjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 (including any amendment or restatement thereof from time to time) between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Yan Haifeng
By:	/s/ Yan Haifeng
Date:	January 24, 2014

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Wang Tong (with his domicile at *** and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Wang Tong, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Article of Association of Najjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 (including any amendment or restatement thereof from time to time) between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Wang Tong
By:	/s/ Wang Tong
Date:	January 24, 2014

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Wang Jiping (with his domicile at ***, and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Wang Jiping, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Article of Association of Nanjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 (including any amendment or restatement thereof from time to time) between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Wang Jiping
By:	/s/ Wang Jiping
Date:	January 24, 2014

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Wen Xin (with his domicile at ***, and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Wen Xin, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Article of Association of Nanjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 (including any amendment or restatement thereof from time to time) between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Wen Xin
By:	/s/ Wen Xin
Date:	January 24, 2014

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Tan Yongquan (with his domicile at ***, and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Tan Yongquan, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Article of Association of Nanjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 (including any amendment or restatement thereof from time to time) between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Tan Yongquan
By:	/s/ Tan Yongquan
Date:	January 24, 2014

POWER OF ATTORNEY

This Power of Attorney (“Power of Attorney”) is entered into by Wang Haifeng (with his domicile at *** and ID number being ***) on January 24, 2014, and issued to Beijing Tuniu Technology Co., Ltd. (with its domicile at *** and the registration number being ***) (“Attorney-in-fact”).

I, Wang Haifeng, hereby irrevocably entrusts the Attorney-in-fact with full power and authority to act as the Attorney-in-fact to exercise on my behalf all rights conferred to me as a shareholder of Nanjing Tuniu Technology Co., Ltd. (“Nanjing Tuniu”), including without limitation:

(1)	acting as the Attorney-in-fact to attend the shareholder meeting of Nanjing Tuniu;

(2)	to exercise the voting rights in respect of all matters subject to discussion and resolution at the shareholder meeting;

(3)	nominating and electing directors;

(4)	proposing to convene an interim shareholder meeting; and

(5)	other voting rights of shareholders under the Article of Association of Nanjing Tuniu (including any other voting rights of shareholders conferred after amendment of the Articles of Association)

I, hereby irrevocably acknowledge that this Power of Attorney shall take effect as of the execution date hereof and shall remain in effect until the date when the Shareholders’ Voting Rights Agreement entered on September 17, 2008 (including any amendment or restatement thereof from time to time) between the Attorney-in-fact, Nanjing Tuniu and existing shareholders of Nanjing Tuniu expires or is terminated in advance.

It is hereby authorized.

Name:	Wang Haifeng
By:	/s/ Wang Haifeng
Date:	January 24, 2014